Investor Presentation Fourth Quarter 2012 Exhibit 99.1

Safe Harbor Statement
Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as
“will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”,
“intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-
looking statements that involve risks and uncertainties, many of which are beyond
Citizens’ control or are subject to change.  No forward–looking statement is a guarantee of future performance and actual results could differ materially.
Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission.
Other factors not currently anticipated may also materially and adversely affect
Citizens’ results of operations, cash flows, financial position and prospects.  There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement.  In addition, these statements speak only as of the date made.  Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Who We Are

Who We Are
Established in 1871
58 largest bank holding
company in the U.S. ranked by
assets
–
$9.6 billion assets and $7.2
billion deposits
–
Presence in 3 Upper
Midwest states with 219
branches and 248 ATMs
Increased market share in 49%
of our counties since 2008
Grew number of new clients by
10%
85% of revenue is Michigan
based
Pending merger with FirstMerit,
expect to close 2Q13
Company Overview
219 Branches / 248 ATMs
th

How We Deliver Our Service
Core Banking
87% of revenue
Retail consumer
Commercial clients up to $5 million loan size
Treasury Management: 31% of commercial clients use TM
services
Public Funds: focus on generating lasting relationships rather than temporary deposits
Preferred SBA Lender: dedicated specialists to fast track
process. Expertise in other state and local loan programs.
Mortgage: accommodate and sell
Indirect marine and RV lending
Investment Center: introduce single service CD clients to
financial consultants
Corporate Banking
9% of revenue
Asset Based Lending
Corporate
Specialty healthcare focus in assisted living & skilled nursing
Wealth Management
4% of revenue
Personal Trust
Employee Benefits
Institutional Trust

CITIZENS REPUBLIC BANCORP

Local Advisory Board
Commercial Banker
Wealth Business Development Officer
Community Bank President
Investment Consultant
Mortgage Loan Officer
Treasury Management Officer
Public Funds Officer
Branch Manager

Local Delivery of Service Local teams focus on delivery of : Client service Closing pipeline opportunities Referring business 6 Client

Where We’ve Been

Strategically Managed Through Cycle
Acquired Michigan-based bank with heavy real
estate concentrations in late 2006
Economic downturn and challenging Michigan
economy resulted in elevated credit costs
Employed strategies to reduce balance sheet risk
Enhanced capital
–
suspended dividend (1Q08)
–
$200 million common equity raise (3Q08)
–
$300 million TARP issuance (4Q08)
–
exchanged sub debt & trust preferred for $200
million of common equity (3Q09)

Successful Leaders in Key Roles
Name Title
Held
Position
Since
Cathy Nash Chief Executive Officer Feb. 09
Lisa McNeely Chief Financial Officer Aug. 10
Mark Widawski Chief Credit Officer Feb. 09
Brian Boike Treasurer Oct. 09
Judi Klawinski Director of Core Banking Oct. 09
Ray Green Director of Corporate Banking May 10
Joe Czopek Controller Oct. 09
Ken Duetsch Director of Wealth Management Aug. 11

Since 2009, focused on clients/revenue while working
through credit issues

$26.6
$20.6
$29.6
$33.1
$34.7
$34.5
$36.2
$32.1
$30.7
$32.8
$37.8
$36.9
$31.7
$31.7
$33.0
$31.8
$0
$10
$20
$30
$40
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Pre-tax Pre-provision Profit*
Revenue Focus Problem Asset Resolution Focus
Strengthened franchise
value
Eliminated uncertainty
around credit
0%
1%
2%
3%
4%
5%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q112 2Q12 3Q12 4Q12
NPAs / Assets %
CRBC Peer Median** Regional Peer Median**
(in millions)
* Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit) provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit write downs and fair-value adjustments) caused by this economic cycle.
** Source: SNL Financial MRQ data

Total Assets
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$12,982
$12,288
$12,072
$11,932
$11,652
$10,834
$10,639
$9,966
$9,724
$9,496
$9,600
$9,463
$9,577
$9,670
$9,725
$9,587
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

Strategy from 2009 – 2010 1. Preserved capital by managing assets 2. Grew and maintained reserve levels in recognition of portfolio risk 11

$700
$600
$500
$400
$300
$200
$100
$0
(in millions)
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.4%
5.0%
5.2%
5.1%
4.9%
4.3%
4.1%
2.8%
1.8%
1.5%
1.4%
1.1%
1.0%
1.0%
0.9%
0.7%
$601
$606
$591
$91
$94
$86
$68
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Non-Performing Assets
NPAs as a % of Total Assets

Strategy from 2009 – 2010
3. Aggressively and actively worked out of problem assets
4. Carefully managed capital levels to allow execution of
problem asset reduction

Dec. 31,
2009
Dec. 31,
2010
Dec. 31,
2011
Dec. 31,
2012*
Leverage ratio 9.21% 7.71% 8.45% 9.95%
Tier 1 capital ratio 12.52 12.11 13.51 15.67
Total capital ratio 13.93 13.51 14.84 16.93
Tier 1 common
equity (non-GAAP)
8.47 6.62 7.24 9.24
* Estimate

Focused on Growth

Continue to Provide Top Tier Client Service

* Surveys conducted by Prime Performance ™
76
78
80
82
84
86
88
90
Sep 07 Sep 08 Sep 09 Sep 10 Sep 11 Sep 12
Likelihood to Recommend *
Citizens' Score PPI Industry Average

Rebuild Loan Portfolio
Focused on proven competencies
– Business owner lending
– Corporate lending – structured finance, ABL, healthcare
expertise
– Indirect marine and RV

$8,625
$8,302
$8,097
$7,788
$7,439
$7,138
$6,888
$6,217
$5,704
$5,628
$5,672
$5,530 $5,528 $5,522
$5,431
$5,259
$4,000
$6,000
$8,000
$10,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Loan Portfolio Balances
(in millions)

CITIZENS
REPUBLIC BANCORP

29% increase in core deposits
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
936
670
528
835
918
775
488
3,308
3,220
3,171
2,970
2,862
2,734
2,651
2,664
2,530
2,369
2,187
2,059
1,952
1,809
1,868
1,651
1,592
4,263
4,562
4,686
4,891
4,804
4,829
4,796
4,949
4,874
5,017
4,997
5,219
5,194
5,457
5,430
5,522
5,449
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
Core Deposits
Retail CDs
Brokered CDs

Mitigate Expected Margin Pressure

2.74%
2.75%
2.99%
3.13%
3.14%
3.35%
3.32%
3.42%
3.53%
3.56%
3.63%
3.62%
3.56%
3.60%
3.57%
3.50%
2.00%
2.50%
3.00%
3.50%
4.00%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Net Interest Margin (FTE)
Continue focus on core deposits Reduce single service CD clients
Manage liquidity levels to reflect
improved credit trends
10,000
12,000
14,000
16,000
18,000
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
Single Service CD Clients
Fed Funds Sold (average)
(in millions)

Reserve Reductions Follow Improved Metrics

Reserve model is historical looking; future
modeling will continue to reflect significantly
improved credit metrics
Ensure reserves reflect reduced portfolio risk and
support growth initiatives
0%
1%
2%
3%
4%
5%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Loan Loss Reserves / Loans %
CRBC Peer Median* Regional Peer Median*
* Source: SNL Financial MRQ data

(in millions)
50
0
-50
-100
-150
-200
-250
-300
-350
-400
(49)
(359)
(69)
(68)
(85)
(35)
(57)
(103)
(69)
14
20
21
25
26
22
26
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Operating Non-Interest Income*
(In thousand)
30,000
25,000
20,000
15,000
10,000
5,000
-
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Service charges on deposit accounts
Card-based and other nondeposit fees
Other non-interest income*

Operating Non-Interest Expense*
(in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Salaries and Employee Benefits
Other Expenses

Report Consistent Profits

* Excludes discontinued operations
Reprice and add new fee income
streams to replace lost revenue
from regulatory changes
* Non-GAAP measure. See Appendix for reconciliation.
Continue prudent expense
management while adding key
revenue generating positions
Income (Loss) before Tax*

4Q12 Highlights
Reported consistent quarterly profit from banking
operations
– Consistent net interest margin at 3.50%
– Fee income from core banking services remained solid
– Maintained control over operating expenses
Loan growth in focused areas of expertise
– 7% growth in C&I portfolio since last year
– 11% growth in Indirect portfolio since last year
– Strong origination and pipeline activity in C&I and Indirect
Continued strong credit metrics and core deposit
funding base have created a lower risk profile balance
sheet

Solid Core Earnings 20 2.90% 3.31% 3.58% 3.56% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 2009 2010 2011 2012 Net Interest Margin (FTE)

Maintained Expense Control

70.2%
76.8%
79.2%
70.9%
68.4%
70.4%
64.2%
68.2%
67.1%
63.9%
59.9%
61.4%
65.2%
66.0%
65.2%
66.7%
50%
55%
60%
65%
70%
75%
80%
85%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Quarterly Efficiency Ratio
74.21%
67.73%
63.05%
65.75%
50%
55%
60%
65%
70%
75%
80%
2009 2010 2011 2012
Annual Efficiency Ratio

Organically Growing Strong Capital Position
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Total Capital Tier 1 Capital Tier 1 Common (non-GAAP)

Accelerated
resolution of
over $920
million of
problem
assets

Positioned for Growth
Successfully managed through credit cycle with a
strategic focus on revenue generation and problem
asset resolutions
Strategically focused into 2013 to
– Continue providing top tier client service
– Rebuild loan portfolio
– Mitigate expected margin pressure
– Evaluate reserve levels
– Report consistent profitability
Pending merger with FirstMerit Corporation (NASDAQ:
FMER) expected to close 2Q13

24 Appendix

Upper Midwest Franchise
MSA
Rank
Number
of
Branches
Total
Deposits
($000)
% of
Franchise
% Market
Share
Michigan:
Flint, MI 1 21 1,413,395 19.2 37.84
Detroit-Warren-Livonia, MI 11 31 1,155,621 15.7 1.19
Saginaw-Saginaw Township North, 1 15 614,662 8.4 30.60
Lansing-East Lansing, MI 3 14 527,318 7.2 10.13
Jackson, MI 2 8 372,527 5.1 23.76
Bay City, MI 3 5 216,496 2.9 20.69
Ann Arbor, MI 12 6 211,446 2.9 3.17
Cadillac, MI 1 7 192,242 2.6 36.30
Owosso, MI 3 6 139,177 1.9 20.48
Sturgis, MI 3 4 101,110 1.4 15.27
Total Michigan 8 156 5,923,119 80.7 3.55
Non-Michigan:
Green Bay, WI 5 10 286,993 3.9 4.85
Cleveland-Elyria-Mentor, OH 18 12 279,794 3.8 0.56
Appleton, WI 12 5 105,395 1.4 2.77
Stevens Point, WI 5 2 88,627 1.2 6.89
Platteville, WI 9 4 70,793 1.0 6.02
Total Non-Michigan 60 1,419,936 19.3
Source:  SNL Financial as of 6/30/12

CITIZENS
REPUBLIC BANCORP

4,300
4,200
4,100
4,000
3,900
3,800
3,700
3,600
3,500
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Michigan NonFarm Employment (Seasonally Adjusted)
Trend

Continued Stabilization and Diversification
in Michigan’s Economy
Source: U.S. Bureau of Labor Statistics
Michigan Nonfarm Employment
Michigan Employment by Industry
Nov. 2012 Nov. 2002
$000s % $000s %
Trade, Transportation, and Utilities 663.5 16.5% 763.3 16.8%
Government 630.3 15.6% 717.9 15.8%
Professional Services 578.1 14.3% 606.7 13.4%
Health Care 554.9 13.8% 477.8 10.5%
Other Manufacturing 391.4 9.7% 479.0 10.6%
Leisure and Hospitality 366.3 9.1% 391.1 8.6%
Motor Vehicle 211.1 5.2% 362.0 8.0%
Financial Activities 198.0 4.9% 213.8 4.7%
Other Services 168.7 4.2% 179.2 3.9%
Construction 124.2 3.1% 201.7 4.4%
Education Services 82.8 2.1% 68.2 1.5%
Information 52.5 1.3% 69.1 1.5%
Mining and Logging 7.3 0.2% 8.8 0.2%
Total Nonfarm 4,029.1 4,538.6
Total Manufacturing 602.5 15.0% 841.0 18.5%
in thousands

CITIZENS
REPUBLIC BANCORP

16%
14%
12%
10%
8%
6%
4%
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
US Unemployment Rate
Michigan Unemployment Rate

Manufacturing Employment

15.00%
10.00%
5.00%
-
(5.00%)
(10.00%)
(15.00%)
(20.00%)
(25.00%)
(30.00%)
1/1/03
6/1/03
11/1/03
4/1/04
9/1/04
2/1/05
7/1/05
12/1/05
5/1/06
10/1/06
3/1/07
8/1/07
1/1/08
6/1/08
11/1/08
4/1/09
9/1/09
2/1/10
7/1/10
12/1/10
5/1/11
10/1/11
3/1/12
8/1/12
MI Annual Growth Rate
US Annual Growth Rate

Freddie Mac House Price Index

Year Over Year Change
15.00%
10.00%
5.00%
0.00%
(5.00%)
(10.00%)
(15.00%)
(20.00%)
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Michigan
United States

27 Continued Stabilization and Diversification in Michigan’s Economy Source: U.S. Bureau of Labor Statistics and Freddie Mac Unemployment Trends

Core Earnings Strength
(1) Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income)
excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life insurance, less non-interest expense excluding any goodwill impairment charges, credit write downs, fair value adjustments and special assessments.
Pre-Tax Pre-Provision Profit (non-GAAP)
(in millions)
1Q12 2Q12 3Q12 4Q12
Income(loss) from continuing operations
$24.9 $303.2 $21.0 $23.2
Income tax (benefit) provision
- (276.8) 1.3 2.5
Provision for loan losses
8.4 5.3 5.2 4.3
Investment securities (gains) losses
- - - -
Net losses (gains) on LHFS
(0.9) (0.0) 0.2 1.7
(Gains) losses on ORE
(0.4) (0.2) 0.9 (0.6)
Merger related expenses
- - 4.4 0.6
Fair-value adjustment on BOLI (0.2) 0.1 (0.0) 0.0
Fair-value adjustment on swaps
(0.1) 0.1 0.1 (0.1)
Pre-Tax Pre-Provision Profit
(1)
$31.7 $31.7 $33.0 $31.8
Last 12 Months $128.2

(in millions)
2009 2010 2011 2012
Income (loss) from continuing operations
($505.7) ($289.1) $6.7 $372.3
Income tax (benefit) provision (29.6)     12.9       (20.2)     (273.0)
Provision for loan losses 323.8     392.9     138.8     23.2
Goodwill impairment charge 256.3     -        -        -
Net loss on debt extinguishment 15.9       -        -        -
Investment securities (gains) losses (0.0)       (13.9)     1.3         -
FDIC special assessment 5.4         -        -        -
Net losses (gains) on LHFS 20.1       20.6       (1.8)       1.0
Losses (gains) on ORE 23.3       13.4       12.8       (0.2)
Merger related expenses -        -        -        5.0
Fair-value adjustment on BOLI (0.1)       (0.1)       0.2         (0.1)
Fair-value adjustment on swaps 0.6         0.8         0.4         0.0
Pre-Tax Pre-Provision Profit
(1)
$109.9 $137.5 $138.2 $128.2
Core Earnings Strength
Pre-Tax Pre-Provision Profit (non-GAAP)
(1) Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income)
excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life insurance, less non-interest expense excluding any goodwill impairment charges, credit write downs, fair value adjustments and special assessments.

Quarterly Non-Interest Income Trends
(in thousands)
4Q 11 1Q12 2Q12 3Q12 4Q12
Service charges on deposit accounts $9,724 $8,985 $9,355 $9,554 $9,414
Trust fees 3,747       3,602       3,582       3,635       3,782
Mortgage and other loan income 2,705       1,858       1,952       2,028       2,265
Brokerage and investment fees 1,243       1,324       1,331       1,831       1,569
Card-based and other nondeposit fees 4,305       4,265       4,444       4,431       4,367
Net (losses) gains on loans held for sale (217)         916          6               (184)         (1,723)
Investment securities gains (losses) 38             -           -           -           -
Other income 2,818       3,290       1,675       2,415       2,350
Total Non-Interest Income (GAAP) $24,363 $24,240 $22,345 $23,710 $22,024
Investment securities gains (losses) (38) $        - $        - $        - $        - $
Net (losses) gains on loans held for sale 217          (916)         (6)              184          1,723
Fair value adjustment on BOLI (100)         (205)         118          (31)           47
Fair value adjustment on swaps (46)           (61)           74             83             (85)
Operating Non-interest Income
(Non-GAAP)
$24,396 $23,058 $22,531 $23,946 $23,709

Annual Non-Interest Income Trends
(in thousands)
2009 2010 2011 2012
Service charges on deposit accounts
$42,116 $40,336 $39,268 $37,308
Trust fees 14,784     15,603       15,103       14,601
Mortgage and other loan income 12,393     10,486       9,620         8,104
Brokerage and investment fees 5,194       4,579         5,072         6,055
Card-based and other nondeposit fees 6,283       7,057         17,167       17,507
Bankcard fees 7,714       8,859
Net (losses) gains on loans held for sale (20,086)    (20,617)      1,808         (984)
Net loss on debt extinguishment (15,929)    -              -              -
Investment securities gains (losses) 5               13,896       (1,336)        -
Other income 10,659     14,460       8,555         9,729
Total Non-Interest Income (GAAP) $63,133 $94,659 $95,257 $92,320
Net loss on debt extinguishment $15,929 - $          - $          - $
Investment securities gains (losses) (5)              (13,896)      1,336         -
Net (losses) gains on loans held for sale 20,086     20,617       (1,808)        984
Fair value adjustment on BOLI (144)         (67)              233             (71)
Fair value adjustment on swaps 606          782             413             11
Operating Non-interest Income
(Non-GAAP)
$99,605 $102,095 $95,431 $93,244

Quarterly Non-Interest Expense Trends
(in thousands)
4Q 11 1Q12 2Q12 3Q12 4Q12
Salaries and employee benefits $30,952 $33,298 $32,801 $33,589 $33,163
Occupancy 6,326       6,696       6,140       6,129       6,031
Professional services * 2,311       2,023       2,465       6,806       2,478
Equipment 3,326       3,303       2,904       2,937       2,858
Data processing services 3,709       4,048       3,721       4,427       4,521
Advertising and public relations 1,298       1,335       1,708       1,847       1,014
Postage and delivery 1,165       1,099       1,119       1,157       1,081
Other loan expenses 3,497       3,186       3,266       3,121       3,650
Losses on other real estate (ORE) 1,081       (385)         (173)         941          (596)
ORE expenses 995          450          266          323          220
Intangible asset amortization 688          578          545          513          484
Other expense 11,292     11,470     11,577     10,265     10,224
Total Non-Interest Expense (GAAP) $66,640 $67,101 $66,339 $72,055 $65,128
Merger related expenses -           -           -           4,411       597
Losses (gains) on ORE 1,081       (385)         (173)         941          (596)
Operating Non-Interest Expense
(Non-GAAP)
$65,559 $67,486 $66,512 $66,703 $65,127
* Includes merger related expenses

Annual Non-Interest Expense Trends
(in thousands)
2009 2010 2011 2012
Salaries and employee benefits $135,389 $126,384 $123,514 $132,850
Occupancy 26,723       26,963       26,059       24,997
Professional services 11,877       10,550       9,331         13,772
Equipment 11,714       12,482       12,136       12,001
Data processing services 17,692       18,734       16,131       16,717
Advertising and public relations 7,113         6,530         5,848         5,904
Postage and delivery 5,525         4,571         4,543         4,456
Other loan expenses 24,553       20,311       16,007       13,224
Losses on other real estate (ORE) 23,312       13,438       12,768       (214)
ORE expenses 4,389         4,970         4,322         1,259
Intangible asset amortization 7,036         3,923         3,027         2,120
Goodwill impairment 256,272     -             -             -
Other expense 53,544       58,231       49,464       43,536
Total Non-Interest Expense (GAAP) $585,139 $307,087 $283,150 $270,622
Goodwill impairment 256,272 $ - $          - $          - $
FDIC Special Assessment 5,351         -             -             -
Merger-related expenses -             -             -             5,008
Fair-value adjustment on ORE 23,312       13,438       12,768       (214)
Operating Non-Interest Expense
(Non-GAAP)
$300,204 $293,649 $270,382 $265,828

($ in millions)
Market % of
Credit Rating Value Total
Gov't & Agency 2,711 $    91.0%
AAA 15           0.5%
AA 137         4.6%
A 34           1.2%
BAA1, BAA2 & BAA3 51           1.7%
BA1 & Lower 14           0.5%
Non-rated 18           0.6%
Total 2,980 $    100.0%
• Over $2.2 billion in unpledged securities
• No OTTI concerns
• Over 70% of portfolio are GNMA securities
purchased over the last 2 – 3 years
($ in millions)
Book Market TEY* Duration
Type Value Value (%) (years)
MBS Agency 893 $      933 $      2.61% 1.46
CMO - Agency 594        601        1.82% 3.54
CMO - Non-agency 60          61          3.43% 2.52
Municipals 97          103        6.21% 2.50
Total Available for Sale 1,644 $   1,698 $   2.57% 2.31
MBS Agency 844 $      883 $      2.99% 2.18
CMO - Agency 283        293        1.96% 1.22
Municipals 99          106        6.00% 3.54
Total Held to Maturity 1,226 $   1,282 $   2.99% 2.07
Total Investment Securities 2,870 $   2,980 $   2.75% 2.21
Investment Portfolio at December 31, 2012
* Taxable equivalent yield, except for Municipal yields which are before tax effect
Effective Management of Securities Portfolio Provides
Source of Liquidity

($ in millions)
12/31/09 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12**
Tier 1 capital $    1,067 $       777 $    706 $     727 $     758 $      773 $     795 $      860 $      878 $        892
Qualifying LLR            109             83           76           74           75            73           74            74            73              72
Qualifying capital securities              10               7             3              3              3               3             -                -                -                  -
  Total risk-based capital
$    1,186 $       867 $    785 $     805 $     836 $      850 $     869 $      934 $      951 $        964
Tier 1 capital $    1,067 $       777 $    706 $     727 $     758 $      773 $     795 $      860 $      878 $        892
Qualifying capital securities            (74)            (74)         (74)          (74)          (74)           (74)          (74)           (74)           (74)             (74)
Preferred stock          (272)         (278)       (280)        (282)        (283)         (285)        (287)         (289)         (291)           (292)
   Tier 1 common equity
$       721 $       425 $    352 $     371 $     401 $      415 $     435 $      497 $      514 $        526
Total Capital Ratio 13.93% 13.51% 13.24% 13.77% 14.14% 14.84% 14.97% 15.96% 16.35% 16.93%
Tier 1 Capital Ratio 12.52% 12.11% 11.90% 12.43% 12.81% 13.51% 13.70% 14.70% 15.09% 15.67%
Tier 1 Leverage Ratio 9.21% 7.71% 7.39% 7.83% 8.21% 8.45% 8.71% 9.77% 9.66% 9.95%
Tier 1 Common Ratio * 8.47% 6.62% 5.93% 6.36% 6.77% 7.24% 7.49% 8.50% 8.83% 9.24%
TCE to TA * 6.16% 4.20% 3.59% 4.05% 4.31% 4.47% 4.68% 7.73% 7.91% 8.15%
** Estimate
TA - tangible assets
* Non-GAAP
TCE - tangible common equity
Maintaining Strong Capital Levels

Non-GAAP Common Equity Ratios
($ in thousands)
4Q11 1Q12 2Q12 3Q12 4Q12*
Total assets $9,463 $9,577 $9,670 $9,725 $9,587
   Goodwill (318)         (318)         (318)         (318)         (318)
   Other intangible assets (7)              (7)              (6)              (6)              (5)
Tangible assets $9,137 $9,252 $9,346 $9,401 $9,263
Total shareholders' equity $1,020 $1,045 $1,336 $1,358 $1,371
   Goodwill (318)         (318)         (318)         (318)         (318)
   Other intangible assets (7)              (7)              (6)              (6)              (5)
Tangible equity $694 $720 $1,011 $1,034 $1,047
   Preferred stock (285)         (287)         (289)         (291)         (292)
Tangible common equity $409 $433 $723 $744 $755
Total shareholders' equity $1,020 $1,045 $1,336 $1,358 $1,371
   Qualifying capital securities 74             74             74             74             74
   Goodwill (318)         (318)         (318)         (318)         (318)
   Disallowed tax assets -            -            (236)         (235)         (242)
   Accumulated other comprehensive income 6               2               10             6               13
   Other assets (7)              (7)              (6)              (6)              (5)
Total Tier 1 capital (regulatory) $773 $795 $860 $878 $892
   Qualifying capital securities (74)            (74)            (74)            (74)            (74)
   Preferred stock (285)         (287)         (289)         (291)         (292)
Total Tier 1 common equity (non-GAAP) $415 $435 $497 $514 $526
Net risk-weighted assets (regulatory) $5,723 $5,804 $5,852 $5,822 $5,695
Tangible common equity to tangible assets ratio 4.47% 4.68% 7.73% 7.91% 8.15%
Tier 1 common equity ratio (non-GAAP) 7.24% 7.49% 8.50% 8.83% 9.24%
(1)
Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)
* Estimate
(¹)
(1)

C&I
Owner Occupied
Income Producing
Land Hold, Land Dev. & Const.
Residential Mtg
Consumer

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Proactive Credit Management
$0
$50
$100
$150
$200
$250
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
30-89 Day Past Due
Portfolio Balances
Non-Performing Loans
($ in millions)
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Net Charge-Offs
$0
$2,000
$4,000
$6,000
$8,000
$10,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

$0
$5
$10
$15
$20
$25
$30
$35
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
$0
$20
$40
$60
$80
$100
$120
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
$0
$10
$20
$30
$40
$50
$60
1Q092Q093Q094Q091Q102Q103Q104Q101Q112Q113Q114Q111Q122Q123Q124Q12

Commercial & Industrial Portfolio
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
30-89 Day Past Due
Portfolio Balances
($ in millions)
Non-Performing Loans Net Charge-Offs

Commercial Portfolio Size Characteristics
< $5 million $5 - $10 million > $10 million Total
Total Commercial Portfolio
Total (millions) 1,823 $        515 $                   561 $               2,899 $
# of loans 6,791           74                        37                     6,902
Average loan size $268,000 $6,954,000 $15,162,000 $420,000
Delinquencies
Total (millions) 4 $               - $                    - $                4 $
# of loans 33                -                       -                   33
Average loan size $125,000 - $                    - $                $125,000
Nonperforming Loans
Total (millions) 27 $             - $                    - $                27 $
# of loans 162              -                       -                   162
Average loan size $164,000 - $                    - $                $164,000
Loan size category:

Owner Occupied Income Producing Land Hold, Land Development & Construction

$0
$40
$80
$120
$160
$200
$240
$280
$320
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
$0
$20
$40
$60
$80
$100
$120
$140
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Commercial Real Estate Portfolio
$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
30-89 Day Past Due
Portfolio Balances
($ in millions)
Non-Performing Loans
$0
$20
$40
$60
$80
$100
$120
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Net Charge-Offs

Commercial Real Estate Portfolio
35%
42%
14%
4%
5%
Southeast
Michigan
Greater
Michigan
Ohio
Wisconsin
Other
22%
23%
16%
13%
5%
3%
2%
2%
1%
11%
Retail
Medical
Warehouse/
Industrial
Office
Multi-Family
Hotel
Mixed Use
Gas Station/ C.Store
Residential
Other (<1%)
By Collateral By Region

CITIZENS REPUBLIC BANCORP

Indirect | Other Direct | Home Equity | Residential Mortgage

$0
$20
$40
$60
$80
$100
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Consumer Portfolio
$0
$20
$40
$60
$80
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
30-89 Day Past Due *
Portfolio Balances
Non-Performing Loans *
Net Charge-Offs *
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
($ in millions)
$0
$20
$40
$60
$80
$100
$120
$140
$160
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
* Other direct included with Home Equity

Consumer Portfolio Profiles
Home Equity
$35,900 avg
loan size
Indirect
(1)
$24,300 avg
loan size
(1)  Indirect loans are RV and marine only (no auto)
Consumer Portfolio
Strong refreshed FICO scores
741 Home Equity
742 Indirect
728 Other Direct
45% of home equity is first lien position
Indirect NPLs have been less than
$2.6 million, or 0.33% of total,
throughout the cycle
Other
Direct
$19,500 avg
loan size
Residential Mortgage Portfolio
$162,000 average loan size
717 refreshed FICO score
67% average original LTV
Seasoned portfolio – 52% originated
2004 or earlier
Foreclosures are handled by PHH;
Michigan does not follow a judicial
foreclosure process
Michigan
84%
Ohio
6%
Wisconsin
4%
Other
6%

Non-Performing Loans
Commercial
Real Estate
$20.5
34.7%
Commercial
$6.2
10.4%
Residential
Mortgage
$17.5
29.7%
($ in millions)
Direct
Consumer
$12.7
21.6%
$59.0 million or 1.12% of portfolio
Indirect
Consumer
$2.1
3.5%
Loans 90+
Accruing
$0.01
Loan loss reserve = $110.4
million
Allowance for loan losses to
NPLs = 187.2%

(in millions)
1Q12 2Q12 3Q12 4Q12
Beginning NPAs $102.2 $90.6 $94.0 $86.2
Commercial:
   Additions 14.0      23.8      4.6        4.8
   Payments (5.1)       (12.0)     (21.0)     (7.9)
   Returned to accruing status (3.9)       (0.5)       (1.3)       -
   Charge-Offs/ OREO writedown (13.1)     (6.0)       (6.2)       (5.8)
Consumer - net change (3.9)       3.4        3.6        4.1
Held For Sale - net change 0.9        (2.4)       15.8      (13.5)
OREO - net change (0.6)       (3.0)       (3.1)       0.1
Ending NPAs $90.6 $94.0 $86.2 $68.0
Aggressive Non-Performing Asset Management
Quarterly Non-Performing Asset Activity
*
* 2Q12 inflows and 3Q12 outflows include a single $14 million relationship
*

Peer Groups
Company Name Ticker Company Name Ticker
Associated Banc-Corp ASBC Huntington Bancshares Incorporated HBAN
Comerica Incorporated CMA KeyCorp KEY
Commerce Bancshares, Inc. CBSH MB Financial, Inc. MBFI
Fifth Third Bancorp FITB Old National Bancorp ONB
First Midwest Bancorp, Inc. FMBI PNC Financial Services Group, Inc. PNC
FirstMerit Corporation FMER TCF Financial Corporation TCB
Flagstar Bancorp, Inc. FBC Wintrust Financial Corporation WTFC
Company Name Ticker Company Name Ticker
Associated Banc-Corp ASBC MB Financial, Inc. MBFI
BancorpSouth, Inc. BXS National Penn Bancshares, Inc. NPBC
Chemical Financial Corporation CHFC Old National Bancorp ONB
Commerce Bancshares, Inc. CBSH Park National Corporation PRK
Cullen/Frost Bankers, Inc. CFR Sterling Financial Corporation STSA
F.N.B. Corporation FNB Susquehanna Bancshares, Inc. SUSQ
First Citizens BancShares, Inc. FCNCA TFS Financial Corporation (MHC) TFSL
First Midwest Bancorp, Inc. FMBI Trustmark Corporation TRMK
FirstMerit Corporation FMER UMB Financial Corporation UMBF
Flagstar Bancorp, Inc. FBC Valley National Bancorp VLY
Fulton Financial Corporation FULT Wintrust Financial Corporation WTFC
Regional Peers
Selected Peers

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